EXHIBIT 99.4
                                                                    ------------






                                                                        Red Lion





                                                   Combined Financial Statements
                                                    Year Ended December 31, 2000

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



Red Lion Hotels, Inc.


We have audited the accompanying combined balance sheet of certain Red Lion and Doubletree Hotels (collectively "Red Lion"), as defined in Note 1, as of December 31, 2000 and the related combined statements of income and stockholder's net investment, and cash flows for the year then ended. These financial statements are the responsibility of Red Lion's management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. These statements require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such combined financial statements present fairly, in all material respects, the financial position of Red Lion at December 31, 2000 and the results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.


                                                           BDO Seidman, LLP


February 8, 2002
Spokane, Washington

                                                                        RED LION


                                                          COMBINED BALANCE SHEET


================================================================================


DECEMBER 31,                                                         2000
------------------------------------------------------------------------------

ASSETS

CURRENT ASSETS
      Cash and equivalents                                      $  3,687,830
      Accounts receivable, net of allowance for possible
           losses of approximately $111,500                        3,277,276
      Inventories                                                    775,473
      Prepaid expenses, deposits and other                           894,102
      Deferred income taxes (Note 6)                                 411,297
------------------------------------------------------------------------------


TOTAL CURRENT ASSETS                                               9,045,978

PROPERTY AND EQUIPMENT, net (Notes 1, 3 and 7)                    45,486,263
INTANGIBLE ASSETS, net (Notes 1 and 4)                            46,529,467
------------------------------------------------------------------------------

TOTAL ASSETS                                                    $101,061,708
==============================================================================


LIABILITIES AND STOCKHOLDER'S NET INVESTMENT

CURRENT LIABILITIES
      Accounts payable                                          $  1,476,982
      Accrued expenses (Note 5)                                    3,833,559
------------------------------------------------------------------------------

TOTAL CURRENT LIABILITIES                                          5,310,541

DEFERRED INCOME TAXES (Note 6)                                    13,123,382
------------------------------------------------------------------------------

TOTAL LIABILITIES                                                 18,433,923

COMMITMENTS (Note 7)

STOCKHOLDER'S NET INVESTMENT                                      82,627,785
------------------------------------------------------------------------------

TOTAL LIABILITIES AND STOCKHOLDER'S NET INVESTMENT              $101,061,708
==============================================================================


                        See accompanying notes to combined financial statements.

                                                                        RED LION


                   COMBINED STATEMENT OF INCOME AND STOCKHOLDER'S NET INVESTMENT

================================================================================


YEAR ENDED DECEMBER 31,                                                 2000
--------------------------------------------------------------------------------
REVENUES
      Hotels and restaurants                                       $ 81,811,772
      Other fees and income                                           2,696,678
--------------------------------------------------------------------------------

TOTAL REVENUES                                                       84,508,450
--------------------------------------------------------------------------------

OPERATING EXPENSES
      Hotel and restaurant operations                                50,515,812
      Management fees (Note 8)                                        2,535,277
      Other operating expenses (Note 8)                              24,644,067
      Depreciation and amortization of tangible assets (Note 3)       4,235,675
      Amortization of intangible assets (Note 4)                      1,256,800
--------------------------------------------------------------------------------

TOTAL EXPENSES                                                       83,187,631
--------------------------------------------------------------------------------

OPERATING INCOME                                                      1,320,819

OTHER EXPENSE                                                           707,020
--------------------------------------------------------------------------------

INCOME BEFORE INCOME TAXES                                              613,799

INCOME TAX PROVISION (Note 6)                                           118,000
--------------------------------------------------------------------------------

NET INCOME                                                              495,799

NET TRANSFERS TO HILTON (Note 1)                                       (553,134)

STOCKHOLDER'S NET INVESTMENT, beginning of year                      82,685,120
--------------------------------------------------------------------------------

STOCKHOLDER'S NET INVESTMENT, end of year                          $ 82,627,785
================================================================================


                        See accompanying notes to combined financial statements.

                                                                        RED LION


                                                COMBINED STATEMENT OF CASH FLOWS


================================================================================

                INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS

YEAR ENDED DECEMBER 31,                                                   2000
--------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES
      Net income                                                    $   495,799
      Adjustments to reconcile net income to net cash provided by operating activities:
                Depreciation and amortization                         5,492,475
                Deferred income tax benefit                            (859,659)
      Changes in assets and liabilities:
           Accounts receivable                                          (86,257)
           Inventories                                                  (89,925)
           Prepaid expenses, deposits and income taxes refundable       317,715
           Accounts payable and accrued expenses                        754,559
--------------------------------------------------------------------------------

Net cash provided by operating activities                             6,024,707
--------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
      Additions to property and equipment                            (3,258,865)
--------------------------------------------------------------------------------

Net cash used by investing activities                                (3,258,865)
--------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
      Net transfers to Hilton                                          (553,134)
--------------------------------------------------------------------------------


Net cash used by financing activities                                  (553,134)
--------------------------------------------------------------------------------

CHANGE IN CASH AND CASH EQUIVALENTS
      Net increase in cash and cash equivalents                       2,212,708
      Cash and cash equivalents, beginning of year                    1,475,122
--------------------------------------------------------------------------------

CASH AND CASH EQUIVALENTS, end of year                              $ 3,687,830
================================================================================


                        See accompanying notes to combined financial statements.

                                                                        RED LION


                                          NOTES TO COMBINED FINANCIAL STATEMENTS

================================================================================


1.   ORGANIZATION    Red Lion Hotels, Inc. is a wholly-owned subsidiary of
     AND BASIS OF    Doubletree Corporation. Red Lion Hotels, Inc. and
     PRESENTATION    Doubletree Corporation are primarily engaged in the
                     ownership, management and development of hotels and the franchising of lodging properties.

                     On November 30, 1999, Red Lion Hotels, Inc. and Doubletree Corporation were included with numerous other entities that were acquired by Hilton Hotels Corporation ("Hilton") through Hilton's acquisition of Promus Hotel Corporation ("Promus"). The acquisition of Promus by Hilton was a business combination accounted for under the purchase method of accounting. The purchase price was allocated to the estimated fair values of the liabilities assumed and the assets acquired (including identifiable intangibles related to leases and the Red Lion brand name). At the time of the Promus acquisition, Red Lion Hotels, Inc.'s assets and operations included several hotels in addition to the hotels owned by Red Lion Hotels, Inc., which were sold in 2001 to WestCoast Hospitality Corporation ("WestCoast").

                     On December 31, 2001, WestCoast acquired all of the outstanding stock of Red Lion Hotels, Inc. from Doubletree Corporation. As of the date of the acquisition, Red Lion Hotels, Inc. owned nine hotel properties, held the lessee interest on long-term leases for 12 hotel properties, franchised the Red Lion brand and system to 22 independently owned hotel properties, held marketing and brand license agreements with four hotels located in Seattle and Yakima, Washington; Austin, Texas; and Denver, Colorado, and held operating assets supporting those assets and operations. Red Lion Hotels, Inc. uses those assets and operations in the conduct of its hospitality business in select markets throughout the United States, predominately in the western states.

                     The combined financial statements include the accounts of the nine owned and 12 leased hotel properties, which were owned by Red Lion Hotels, Inc. at the time Red Lion Hotels, Inc. was acquired by WestCoast and reflect the historical results of operations and cash flows of these hotel properties, and certain intangible assets of Red Lion Hotels, Inc. related to those operations. All of these properties were

                                                                        RED LION


                                          NOTES TO COMBINED FINANCIAL STATEMENTS

================================================================================


                     under the common ownership of Red Lion Hotels, Inc. as of and for the year ended December 31, 2000; and are collectively referred to as "Red Lion." All significant intercompany transactions and accounts have been eliminated in the combined financial statements. The combined financial statements do not include the franchise and marketing operations of Red Lion Hotels, Inc., which was also acquired by WestCoast, as these revenues and expenses were not separated from other corporate operations. The accounts of other entities and properties or franchises under the common ownership of Red Lion Hotels, Inc., which were not included in the acquisition by WestCoast, have also not been included in the combined financial statements.

                     During the period presented in these financial statements, Red Lion was an integral part of Hilton's overall operations and separate financial statements were not prepared for Red Lion. The accompanying financial statements have been prepared from the historical accounting records of Red Lion and are based upon the purchase price allocation of the assets and liabilities acquired by Hilton in the Promus acquisition and the historical results of operations of the Red Lion properties.

                                                                        RED LION


                                          NOTES TO COMBINED FINANCIAL STATEMENTS

================================================================================




                     The properties included in the combined financial statements are as follows:

                     -----------------------------------------------------------

                     Owned properties:
                         Red Lion Eureka
                         Red Lion Port Angeles
                         Red Lion Redding
                         Red Lion Richland - Hanford House
                         Red Lion Aberdeen
                         Red Lion Bend - South
                         Red Lion Kalispell
                         Red Lion Klamath Falls
                         Doubletree Pasco


                     Leased properties:
                         Red Lion Sacramento
                         Red Lion Missoula
                         Red Lion Astoria
                         Red Lion Bend - North
                         Red Lion Coos Bay
                         Red Lion Eugene
                         Red Lion Medford
                         Red Lion Pendleton
                         Red Lion Kelso/Longview
                         Red Lion at the Quay
                         Red Lion Wenatchee
                         Doubletree Boise - Downtown
                     -----------------------------------------------------------

                     Stockholder's net investment in these combined financial statements represents Hilton's net investment in Red Lion (through Hilton's wholly-owned subsidiaries, Red Lion Hotels, Inc. and Doubletree Corporation). The net transfers to Hilton represent the change in intercompany payables and receivables between Hilton and the Red Lion properties for the period, which had not been settled as of December 31, 2000. The financial information included herein may not reflect the financial status, operating results, changes in stockholder's net investment and cash flows of Red Lion in the future or what they would have been had Red Lion been a separate stand-alone entity during the period presented.

                                                                        RED LION


                                          NOTES TO COMBINED FINANCIAL STATEMENTS

================================================================================


                     The combined financial statements of Red Lion include fees paid to Hilton affiliates in connection with the management of the hotels, including centralized legal, accounting, treasury, real estate, information technology, distribution, customer service, sales and marketing, and other Hilton corporate services and infrastructure costs. These fees have been determined on the bases that Hilton and Red Lion consider to be reasonable reflections of the utilization of services provided or the benefit received by Red Lion. Additionally, the combined financial statements include an allocated marketing fee, which is paid to Hilton for centralized marketing expenses related to the Red Lion properties. The management fee and other costs and expenses were principally allocated to Red Lion based on revenues, headcount, or number of hotel rooms. No intercompany interest expense has been allocated to, or included in, the accompanying combined financial statements.

                     These allocated costs and expenses, which management believes are reasonable, may not necessarily be indicative of the results that would have been attained by Red Lion had it been operated as a separate entity.

2.   SUMMARY OF      CASH AND CASH EQUIVALENTS
     ACCOUNTING
     POLICIES        Cash equivalents consist of short-term, highly liquid
                     investments with remaining maturities at time of purchase of three months or less. Red Lion places its cash with high quality credit institutions. At times, cash balances may be in excess of federal insurance limits.

                     INVENTORIES

                     Inventories consist of food and beverage products held for sale at the properties operated by Red Lion. Inventories are valued at the lower of cost, determined on a first-in, first-out basis, or net realizable value.

                                                                        RED LION


                                          NOTES TO COMBINED FINANCIAL STATEMENTS

================================================================================


                     PROPERTY AND EQUIPMENT

                     Property and equipment is stated at cost. The cost of some property and equipment is based upon the estimated fair value determined in the acquisition by Hilton (Note 1). Depreciation is provided using the straight-line method over the lesser of the estimated useful lives of the related assets or the lease term. The service lives of assets are generally 40 years for buildings and eight years for building improvements and furniture and equipment.

                     Major additions and betterments are capitalized. Costs of maintenance and repairs, which do not improve or extend the lives of the respective assets are expensed currently. When items are disposed of, the related costs and accumulated depreciation are removed from the accounts and any gain or loss is recognized in operations.

                     INTANGIBLE ASSETS

                     Intangible assets consist of amounts allocated to the Red Lion brand name and long-term leases arising from the allocation of the purchase price of the acquisition which was in excess of the estimated fair values of tangible assets acquired and liabilities assumed (see Note 1).

                     The brand name was valued based on an independent valuation of the estimate of the amount of royalty income that could be generated from the brand name if it was licensed to an independent third-party owner. The resulting cash flow was discounted using the estimated weighted average cost of capital for the brand name. The brand name is amortized on a straight-line basis over 40 years. Accumulated amortization of the brand totaled approximately $705,000 at December 31, 2000.

                     Leases arising in connection with the purchase acquisition are amortized over the term of the related leases using the straight-line method. Accumulated amortization of leases totaled approximately $656,500 at December 31, 2000.

                                                                        RED LION


                                          NOTES TO COMBINED FINANCIAL STATEMENTS

================================================================================


                     IMPAIRMENT OF LONG-LIVED ASSETS

                     The carrying value of the Red Lion's long-lived assets are reviewed when events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If it is determined that an impairment loss has occurred based on expected future cash flows, then a loss is recognized in the statement of income using a fair value based model.

                     INCOME TAXES

                     The income tax attributes and operating results of Red Lion historically have been included in Hilton's consolidated U.S. and state income tax returns. The provision for income taxes in Red Lion's combined financial statements has been determined on a separate-return basis. Deferred tax assets and liabilities are recognized for the expected tax consequences of temporary differences between the tax bases of assets and liabilities and their reported amounts.

                     REVENUE RECOGNITION

                     Revenue is generally recognized as services are performed. Owned and leased hotel revenue represents primarily room rental and food and beverage sales from owned and leased hotels.

                     NEW ACCOUNTING PRONOUNCEMENTS

                     In June 2001, the Financial Accounting Standards Board finalized FASB Statements No. 141, Business Combinations (SFAS 141), and No. 142, Goodwill and Other Intangible Assets (SFAS 142). SFAS 141 requires the use of the purchase method of accounting and prohibits the use of the pooling-of-interests method of accounting for business combinations initiated after June 30, 2001. SFAS 141 also requires that a company recognize acquired intangible assets apart from goodwill if the acquired intangible assets meet certain criteria. SFAS 141 applies to all business combinations initiated after June 30, 2001 and for purchase

                                                                        RED LION


                                          NOTES TO COMBINED FINANCIAL STATEMENTS

================================================================================


                     business combinations completed on or after July 1, 2001. It also requires, upon adoption of SFAS 142 that a company reclassify the carrying amounts of intangible assets and goodwill based on the criteria in SFAS 141.

                     SFAS 142 requires, among other things, that companies no longer amortize goodwill, but instead test goodwill for impairment at least annually. In addition, SFAS 142 requires that a company identify reporting units for the purposes of assessing potential future impairments of goodwill, reassess the useful lives of other existing recognized intangible assets, and cease amortization of intangible assets with an indefinite useful life. An intangible asset with an indefinite useful life should be tested for impairment in accordance with the guidance in SFAS 142. SFAS 142 is required to be applied in fiscal years beginning after December 15, 2001 to all goodwill and other intangible assets recognized at that date, regardless of when those assets were initially recognized. SFAS 142 requires a company to complete a transitional goodwill impairment test six months from the date of adoption. Red Lion is also required to reassess the useful lives of other intangible assets within the first interim quarter after adoption of SFAS 142.

                     The acquisition of Promus (which included Red Lion Hotels, Inc.) by Hilton was accounted for using the purchase method and no goodwill was allocated to the Red Lion Hotels, Inc. portion. As of December 31, 2000, the net carrying amount of intangible assets other than goodwill is approximately $46,529,000. Amortization expense during the year ended December 31, 2000 was approximately $1,256,800. Currently, Red Lion is assessing but has not yet determined how the adoption of SFAS 141 and SFAS 142 will impact its financial position and results of operations.

                     In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (SFAS) No. 133, "ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES." The effective date for implementation of this new standard is January 1, 2001. Adoption of the statement had no impact on Red Lion's combined financial statements.

                                                                        RED LION


                                          NOTES TO COMBINED FINANCIAL STATEMENTS

================================================================================


                     In December 1999, the Securities and Exchange Commission ("SEC") issued Staff Accounting Bulletin ("SAB") No. 101, which summarized the SEC's views and provides guidance on the topic of revenue recognition. Adoption of the SAB did not have any impact on Red Lion's results of operations.

                     ESTIMATES

                     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

3.   PROPERTY AND    Property and equipment at December 31, 2000 were as
     EQUIPMENT       follows:

                     Buildings and leasehold improvements      $   29,153,266
                     Furniture, fixtures and equipment             18,141,053
                     Landscaping and land improvements              1,119,692
                     -----------------------------------------------------------
                                                                   48,414,011

                     Less accumulated depreciation and
                     amortization                                   5,721,417
                     -----------------------------------------------------------
                                                                   42,692,594

                     Land                                           2,793,669
                     -----------------------------------------------------------

                                                               $   45,486,263
                     ===========================================================

4.   INTANGIBLE      Intangible assets at December 31, 2000 were as follows:
     ASSETS
                     Brand name                                $   26,032,000
                     Leases                                        21,859,000
                     -----------------------------------------------------------

                                                                   47,891,000

                     Less accumulated amortization                 (1,361,533)
                     -----------------------------------------------------------
                                                               $   46,529,467
                     ===========================================================

                                                                        RED LION


                                          NOTES TO COMBINED FINANCIAL STATEMENTS

================================================================================


5.   ACCRUED         Accrued expenses at December 31, 2000 were as follows:
     EXPENSES
                     Accrued compensation and benefits         $    2,855,582
                     Deposits                                         253,332
                     Accrued sales and occupancy tax                  536,706
                     Accrued property tax                              30,020
                     Other accrued expenses                           157,919
                     -----------------------------------------------------------

                     Total                                     $    3,833,559
                     ===========================================================

6.   INCOME TAXES    Income taxes for the year ended December 31, 2000 were as
                     follows:

                     Current:
                          Federal                              $      795,659
                          State                                       182,000
                     -----------------------------------------------------------

                     Total current expense                            977,659
                     -----------------------------------------------------------

                     Deferred:
                          Federal                                    (718,659)
                          State                                      (141,000)
                     -----------------------------------------------------------

                     Total deferred benefit                          (859,659)
                     -----------------------------------------------------------

                     Income tax provision                      $      118,000
                     ===========================================================

                     The reconciliation of the federal income tax rate to Red Lion's effective rate for December 31, 2000 is as follows:

                                                                   Amount               Percent
                     -----------------------------------------------------------------------------
                     Provision at statutory rate               $      208,692              34.0%
                     Effect of tax credits                           (141,100)            (23.0)
                     State taxes, net of federal benefit               27,000               4.4
                     Other                                             23,408               3.8
                     -----------------------------------------------------------------------------
                                                               $      118,000              19.2%
                     =============================================================================

                                                                        RED LION


                                          NOTES TO COMBINED FINANCIAL STATEMENTS

================================================================================


                     Components of the net deferred tax assets and liabilities at December 31, 2000 were as follows:

                                                                                    Deferred
                                                                  Deferred             Tax
                                                                 Tax Assets        Liabilities
                     -----------------------------------------------------------------------------
                     Property and equipment                    $    4,557,754    $            -
                     Compensation                                     368,910                 -
                     Reserves                                          42,387                 -
                     Intangible assets                                      -        17,681,136
                     -----------------------------------------------------------------------------

                     Totals                                         4,969,051        17,681,136

                     Current deferred taxes                           411,297                 -
                     -----------------------------------------------------------------------------

                     Noncurrent deferred taxes                 $    4,557,754    $   17,681,136
                     =============================================================================

7.   OPERATING       Red Lion leases certain hotel properties and land under
     LEASES          operating leases. As of December 31, 2000, 12 of the hotel properties are leased. The leases require the payment of rent equal to the greater of a fixed base rent or percentage rent based on a percentage of revenue, and expire through July 2020, with varying renewal options. The lessor has a security interest in the leasehold improvements on the properties.

                     The land leases represent ground leases for certain owned hotels and, in addition to minimum base rental payments, may require the payment of additional rents based on varying percentages of revenue or income. Total rent expense incurred under the hotel property and land leases was approximately $6.1 million in 2000. Minimum lease commitments under noncancellable operating leases, approximate $5.3 million annually through 2002, $5.1 million annually from 2003 through 2005 and an aggregate commitment thereafter of $76.7 million through 2020.

8.   RELATED PARTY   During 2000, Red Lion paid approximately $2.5 million for
     TRANSACTIONS    management fees and $1.6 million for marketing fees to
                     Hilton and affiliated entities (See Note 1).

                                                                        RED LION


                                          NOTES TO COMBINED FINANCIAL STATEMENTS

================================================================================


9.   FAIR VALUE      The following estimated fair value amounts have been
     OF FINANCIAL    determined using available market information and
     INSTRUMENTS     appropriate valuation methodologies. However, considerable judgment is required to interpret market data and to develop the estimates of fair value. Accordingly, the estimates presented herein are not necessarily indicative of the amounts Red Lion could realize in a current market exchange.

                     The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value. Potential income tax ramifications related to the realization of unrealized gains and losses that would be incurred in an actual sale or settlement have not been taken into consideration.

                     The carrying amounts for cash and cash equivalents, accounts receivable and current liabilities are reasonable estimates of their fair values.

                     The estimated fair values of financial instruments at December 31, 2000 is as follows:

                                                                  Carrying           Fair
                                                                   Amount            Value
                     -----------------------------------------------------------------------------
                     Financial assets:
                          Cash and cash equivalents            $    3,687,830    $    3,687,830
                          Accounts receivable                       3,277,276         3,277,276

                     Financial liabilities:
                          Current liabilities                  $    5,310,541    $    5,310,541
                     =============================================================================

                                                                              16